UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

Vistaprint N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8 Venlo The Netherlands	5928 LW
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 31 77 850 7700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Vistaprint N.V. held its Annual General Meeting of Shareholders on November 7, 2013, at which our shareholders took the following actions on the following proposals. There were 33,062,012 ordinary shares of Vistaprint issued, outstanding, and eligible to vote at the record date of October 10, 2013.

(1) Our shareholders reappointed John J. Gavin, Jr. as a member of our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2017.

(2) Our shareholders reappointed George M. Overholser as a member of our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2017.

(3) Our shareholders reappointed Robert S. Keane as a member of our Management Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2017.

(4) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2013.

(5) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the year ended June 30, 2013.

(6) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the year ended June 30, 2013.

(7) Our shareholders authorized our Management Board, acting with the approval of the Supervisory Board, to repurchase up to 6,500,000 of our issued and outstanding ordinary shares until May 7, 2015.

(8) Our shareholders reapproved our Performance Incentive Plan for Covered Employees for purposes of Section 162(m) of the United States Internal Revenue Code.

(9) Our shareholders approved changes to our Supervisory Board compensation package.

(10) Our shareholders appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

(11) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in our definitive proxy statement dated October 16, 2013.

The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint John J. Gavin, Jr. to Supervisory Board	25,759,017	1,305,481	—	3,361,678
2. Reappoint George M. Overholser to Supervisory Board	26,772,910	291,588	—	3,361,678
3. Reappoint Robert S. Keane to Management Board	26,779,085	285,413	—	3,361,678
4. Adopt statutory annual accounts	30,376,153	1,686	48,337	0
5. Discharge Management Board from liability	30,287,868	132,992	5,316	0
6. Discharge Supervisory Board from liability	30,189,559	231,301	5,316	0
7. Authorize repurchase of 6,500,000 ordinary shares	24,287,963	6,135,806	2,407	0
8. Reapprove Performance Incentive Plan	26,871,716	156,443	36,339	3,361,678
9. Approve changes to Supervisory Board compensation	21,267,081	5,751,710	45,707	3,361,678
10. Appoint Ernst & Young LLP	28,077,271	2,348,365	540	0
11. Approve executive compensation (non-binding)	23,830,020	145,171	3,089,307	3,361,678

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	VISTAPRINT N.V.

	By:	/s/ Lawrence A. Gold
Lawrence A. Gold
Senior Vice President, Chief Legal Officer, and Secretary